UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2023
KBS GROWTH & INCOME REIT, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-56050	47-2778257
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant's telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Foreclosure of the Commonwealth Building
On January 18, 2018, KBS Growth & Income REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, (the “Commonwealth Borrower”) entered into a loan agreement (the “Commonwealth Loan Agreement”) secured by the Commonwealth Building in Portland, Oregon with the Metropolitan Life Insurance Company (the “Commonwealth Lender”), an unaffiliated lender, for borrowings of up to $51.4 million (the “Commonwealth Building Mortgage Loan”).
As previously disclosed, on February 13, 2023, the Commonwealth Borrower was in maturity default with respect to the Commonwealth Building Mortgage Loan following its failure to pay the amount of the debt outstanding on the loan on its February 1, 2023 due date. Given the reduced rent and occupancy by the building’s tenants, as well as the market conditions in Portland, Oregon, where the property is located, the Commonwealth Building was valued at less than the outstanding debt of $47.8 million. On July 18, 2023, the Commonwealth Building was sold at public auction in a foreclosure sale to a buyer affiliated with the Commonwealth Lender and all interest in the Commonwealth Building was transferred to the buyer on that date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

KBS Growth & Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-1

Unaudited Pro Forma Balance Sheet as of March 31, 2023	F-2

Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2023	F-4

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2022	F-6

1

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS GROWTH & INCOME REIT, INC.

Dated: July 24, 2023	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary

KBS GROWTH & INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheet and notes of KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”) as of March 31, 2023, the related consolidated statements of operations, stockholders’ (deficit) equity, and cash flows for the year ended December 31, 2022 and for the three months ended March 31, 2023 and the notes thereto. The consolidated financial statement of KBS Growth & Income REIT for the year ended December 31, 2022 and the consolidated financial statements as of and for the three months ended March 31, 2023 have been included in KBS Growth & Income REIT’s prior filings with the SEC.
The unaudited pro forma balance sheet as of March 31, 2023 has been prepared to give effect to the foreclosure of the Commonwealth Building as if the foreclosure occurred on March 31, 2023. The unaudited pro forma balance sheet does not purport to reflect the actual transaction or financial position of KBS Growth & Income REIT as the foreclosure occurred on July 18, 2023 and certain amounts and balances have changed.
The unaudited pro forma statements of operations for the three months ended March 31, 2023 and for the year ended December 31, 2022 have been prepared to give effect to the foreclosure of the Commonwealth Building on July 18, 2023, as if such foreclosure occurred on January 1, 2022.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the foreclosure of the Commonwealth Building been consummated as of the dates indicated.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of March 31, 2023
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Commonwealth Building (b)	Pro Forma Total
Assets
Real estate:
Land	$16,764	$(4,629)	$12,135
Buildings and improvements	91,954	(33,760)	58,194
Tenant origination and absorption costs	5,350	—	5,350
Total real estate, cost	114,068	(38,389)	75,679
Less accumulated depreciation and amortization	(15,270)	1,133	(14,137)
Total real estate, net	98,798	(37,256)	61,542
Cash and cash equivalents	4,050	(16)	4,034
Restricted cash	1,322	(412)	910
Rents and other receivables	5,756	(1,841)	3,915
Above-market leases, net	46	—	46
Prepaid expenses and other assets	2,990	(933)	2,057
Total assets	$112,962	$(40,458)	$72,504
Liabilities and stockholders’ equity
Notes payable, net	$103,601	$(47,762)	$55,839
Accounts payable and accrued liabilities	2,772	(737)	2,035
Due to affiliates	5,913	—	5,913
Below-market leases, net	392	—	392
Other liabilities	1,305	(353)	952
Total liabilities	113,983	(48,852)	65,131
Commitments and contingencies
Redeemable common stock	—	—	—
Stockholders’ (deficit) equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—
Class A common stock, $.01 par value per share; 500,000,000 shares authorized, 9,838,569 and 9,838,569 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	99	—	99
Class T common stock, $.01 par value per share; 500,000,000 shares authorized, 307,606 shares and 307,606 shares issued and outstanding as of March 31, 2023 and December 31, 2022, respectively	3	—	3
Additional paid-in capital	85,340	—	85,340
Cumulative distributions and net losses	(86,463)	8,394	(78,069)
Total stockholders’ (deficit) equity	(1,021)	8,394	7,373
Total liabilities and stockholders’ (deficit) equity	$112,962	$(40,458)	$72,504

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
As of March 31, 2023
(in thousands, except share and per share amounts)
(a)Historical financial information derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q as of March 31, 2023.
(b)Represents adjustments to reflect the foreclosure sale of the Commonwealth Building as if the foreclosure occurred on March 31, 2023.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2023
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Commonwealth Building (b)	Pro Forma Total
Revenues:
Rental income	$3,701	$(954)	$2,747
Other operating income	33	(1)	32
Total revenues	3,734	(955)	2,779
Expenses:
Operating, maintenance, and management	897	(322)	575
Property management fees and expenses to affiliate	—	—	—
Real estate taxes and insurance	864	(157)	707
Asset management fees to affiliate	—	—	—
General and administrative expenses	514	—	514
Depreciation and amortization	1,351	(485)	866
Interest expense	2,244	(1,294)	950
Total expenses	5,870	(2,258)	3,612
Other income:
Interest and other income	29	—	29
Total other income	29	—	29
Net loss	$(2,107)	$1,303	$(804)
Net loss per common share, basic and diluted	$(0.21)		$(0.08)
Weighted-average number of common shares outstanding basic and diluted	10,146,175		10,146,175

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2023
(a)Historical financial information derived from KBS Growth & Income REIT’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023.
(b)Amounts represent the historical operations of the Commonwealth Building as reflected in the historical statement of operations of KBS Growth & Income REIT for the three months ended March 31, 2023.

KBS GROWTH & INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022
(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Growth & Income REIT Historical (a)	Commonwealth Building		Pro Forma Total
Revenues:
Rental income	$14,466	$(4,100)		$10,366
Other operating income	136	(16)		120
Total revenues	14,602	(4,116)	(b)	10,486
Expenses:
Operating, maintenance, and management	3,721	(1,424)		2,297
Property management fees and expenses to affiliate	70	(32)		38
Real estate taxes and insurance	3,182	(588)		2,594
Asset management fees to affiliate	(1,740)	753		(987)
General and administrative expenses	1,871	(117)		1,754
Depreciation and amortization	5,926	(1,921)		4,005
Interest expense	4,185	(1,666)		2,519
Impairment charges on real estate	18,665	(9,600)		9,065
Total expenses	35,880	(14,595)	(b)	21,285
Other income:
Interest and other income	44	—		44
Gain related to forgiveness of advance from the Advisor	1,338	—		1,338
Loss on foreclosure of real estate assets	—	(3,690)	(c)	(3,690)
Total other income	1,382	(3,690)		(2,308)
Net loss	$(19,896)	$6,789		$(13,107)
Net loss per common share, basic and diluted	$(1.96)			$(1.29)
Weighted-average number of common shares outstanding basic and diluted	10,160,159			10,160,159

KBS GROWTH & INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2022
(a)Historical financial information derived from KBS Growth & Income REIT’s Annual Report on Form 10-K for the year ended December 31, 2022.
(b)Amounts represent the historical operations of the Commonwealth Building as reflected in the historical statement of operations of KBS Growth & Income REIT for the year ended December 31, 2022.
(c)The loss on foreclosure of real estate assets reflects the net assets and liabilities of the Commonwealth Building on January 1, 2022 which were relieved upon foreclosure as if the foreclosure had occurred on January 1, 2022.